Exhibit 10.4

OFFSHORE SECURITIES PURCHASE AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 IS AVAILABLE.

This Offshore Securities Purchase Agreement (this “Agreement”) is made by Grand Perfecta, Inc., a Nevada corporation operating in Japan (the “Company”), and the purchaser identified on the signature page hereto, including its successors and assigns, (the “Buyer”); and

WHEREAS, this Agreement is executed in reliance upon the transaction exemption afforded by Regulation S (“Regulation S”) as promulgated by the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended, (the “1933 Act”),

NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereinafter set forth the parties hereto agree as follows:

1.            PURCHASE

(a)            The Buyer hereby subscribes for and purchases an unsecured convertible debenture in the original principal amount of Two hundred million Japanese Yen (¥200,000,000), the form of which is attached hereto as Exhibit A (the “Securities.”)

(b)            Buyer has made payment of the purchase price of the Securities in the amount indicated above, the receipt of which is acknowledged by the Company. Upon execution and delivery of this Agreement by the Company and Buyer, the Company shall promptly cause to be issued to the Buyer the Securities.

2.            BUYER’S REPRESENTATIONS. Buyer represents and warrants to the Company as follows:

(a)            Buyer is not a U.S. Person, as defined in Regulation S, and Buyer was not formed for the purpose of investing in the Securities, which have not been registered under the 1933 Act in reliance upon Regulation S. Buyer is not purchasing the Securities by or for the benefit of a U.S. Person.

(b)            At the time the offer to purchase the Debenture was made, Buyer was outside the United States.

(c)            No offer to sell or purchase the Securities was made in the United States.

(d)            Buyer has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(e)            Buyer is purchasing the Securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

(f)            All subsequent offers and sales of the Securities shall be made in compliance with Regulation S and/or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. Unless registered for sale under the 1933 Act, the Securities will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Securities and otherwise in compliance with Rule 904 of Regulation S.

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(g)            The Securities are being offered and sold to Buyer in reliance on Regulation S and the Company is relying upon the truth and accuracy of Buyer’s representations and warranties in order to justify such reliance in connection with the sale of the Securities to Buyer.

(h)            Buyer is sophisticated and capable of evaluating the risks presented by making an investment in the Securities.

(i)            Buyer has had an opportunity to ask questions of and receive information from the Company and its executive officers and has availed itself of such opportunity to the fullest extent desired by Buyer.

3            COMPANY REPRESENTATIONS. The Company represents and warrants to Buyer as follows:

(a)            The Company is incorporated in the state of Nevada, United States of America and is in good standing as of the date of this Agreement.

(b)            The Company has not offered the Securities that are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person, as that term is defined in Regulation S.

(c)            At the time the offer to purchase the Securities was made by Buyer, the Company and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(d)            The Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

(e)            The Company has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(f)            The Securities when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. The Securities are free and clear of any security interest, liens, claims, or other encumbrances.

(g)            The Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.

(h)            The Company has not, directly or indirectly, solicited offers for or offered or sold the Securities in any manner involving a public offering with the meaning of Section 4(a)(2) of the Securities Act.

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4.            EXEMPTION; RELIANCE ON REPRESENTATION.

(a)            Buyer understands that the offer and sale of the Securities (including the common stock issuable on conversion of the Debenture) is not being registered under the 1933 Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Company and the Buyer. Buyer agrees that the Securities (including the common stock issuable on conversion of the Debenture) cannot be sold except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act.

(b)            Buyer agrees that the Securities (including the common stock issuable on conversion of the Debenture) are “restricted securities” as defined in SEC Rule 144(a)(3). The Company is bound by this Agreement to refuse to register any transfer of the foregoing not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration.

(c)            All certificates and instruments shall bear appropriate restrictive legends to the effect that no transfer of the Securities (including the common stock issuable on conversion of the Debenture) may be made except in compliance with the provisions of Regulation S. The Company and Buyer agree that the Company’s transfer agent is hereby directed and authorized to refuse to register any transfer of the Securities that is not made in accordance with the provisions of Regulation S.

5.            GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

6.            MODIFICATION.

This Agreement and the exhibits hereto sets forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

7.            NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

[Signature Page Follows.]

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IN WITNESS WHEREOF, this Offshore Securities Purchase Agreement was duly executed on the date first written below.

Dated this 5th day of the month of March 2015.

Buyer:

EUROPLUSE INTERNATIONAL Ltd.

By: Ayako Noda

       Ayako Noda

       Representative Director

3-5-2 Jingumae Shibuya-ku

Tokyo

JAPAN

Accepted this 5th day of the month of March 2015.

GRAND PERFECTA, INC.

By: Shuya Watanabe

       Duly Authorized Officer

       Shuya Watanabe, CEO

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